UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2017

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-28240	59-2603930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court Gainesville, Florida 32653
(Address of Principal Executive Office)
Registrant’s telephone number, including area code (352) 377-1140

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Meeting”) of Exactech, Inc. (the “Company”) was held on May 4, 2017.

The matters voted on at the Meeting, and the voting results, were as follows
:

a)
Proposal 1 - The election of two Class II directors to the Company’s Board of Directors. The name of each nominee for election and the number of shares voted for, withheld, and broker non-votes for such nominee are set forth below. There were no abstentions with respect to such nominees:

Director	For	Withheld	Broker Non-votes
William Petty, M.D.	11,675,049	413,593	1,204,676
Richard C. Smith	11,878,724	209,918	1,204,676

b)
Proposal 2 - Approval of a non-binding advisory resolution regarding the compensation of the Company's named executive officers. The number of shares voted for, against, abstain, and broker non-votes is set forth below.

For	Against	Abstain	Broker Non-votes
11,792,221	217,100	79,321	1,204,676

c)
Proposal 3 - Vote on the frequency of the non-binding advisory resolution regarding the compensation of named executive officers. The number of shares voted for one year, two years, three years, and abstentions are set forth below.

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
7,192,604	186,650	4,705,984	3,404	1,204,676

The Company’s Board of Directors has considered the outcome of this vote and decided that the Company will hold future non-binding, advisory votes on executive compensation every 1 year until the Company’s Board of Directors otherwise determines that a different frequency for such non-binding, advisory vote is in the best interest of the Company or until the next required vote on the frequency of such votes.

d)
Proposal 4 - Ratification of the Selection of RSM US LLP as the Company’s principal independent registered public accounting firm for fiscal year ending December 31, 2017. The number of shares voted for, against and abstain is set forth below. There were no broker non-votes with respect to proposal 4.

For	Against	Abstain
12,977,018	283,491	32,809

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACTECH, INC.

Date:	May 8, 2017	By:	/s/ Joel C. Phillips
Joel C. Phillips
Chief Financial Officer